LEASE- Maturity analysis of the annual undiscounted cash flows for operating lease and finance lease liabilities (Details) $ in Thousands	Dec. 31, 2024 USD ($)
Maturity analysis of the annual undiscounted cash flows for operating lease and finance lease liabilities
2025	$ 4,610
2026	4,060
2027	3,082
2028	2,521
2029	2,181
2030 and thereafter	61
Less: imputed interest	(1,554)
Total	$ 14,961